As Filed With The Securities And Exchange Commission on January 21, 2004
                                                  1933 Act File No.
                                                  1940 Act File No.  811-21309

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

                            (Check appropriate boxes)
           Registration Statement Under the Securities Act of 1933 [X]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [ ]
                                       and
       Registration Statement Under the Investment Company Act of 1940 [X]
                               Amendment No. 6 [X]

             Advent Claymore Convertible Securities and Income Fund
         (Exact Name of Registrant as Specified in Declaration of Trust)

                     1065 Avenue of the Americas, 31st Floor
                            New York, New York 10018
                    (Address of Principal Executive Offices)

                                 (212) 482-1600
              (Registrant's Telephone Number, including Area Code)

                                   Rodd Baxter
             Advent Claymore Convertible Securities and Income Fund
                     1065 Avenue of the Americas, 31st Floor
                            New York, New York 10018
                     (Name and Address of Agent for Service)

                          Copies Of Communications To:

                                Philip H. Harris
                               Michael K. Hoffman
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                Four Times Square
                            New York, New York 10036

     Approximate Date Of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

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
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                               Proposed       Proposed Maximum
                                          Amount Being     Maximum Offering      Aggregate            Amount of
Title of Securities Being Registered       Registered       Price per Unit   Offering Price(1)   Registration Fee(2)
------------------------------------       ----------       --------------   -----------------   -------------------
Preferred Shares, $.001 par value......     40 shares          $25,000           $1,000,000           $80.90

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                              CROSS REFERENCE SHEET

                               Part A--Prospectus
               Items in Part A of Form N-2                   Location in Prospectus
Item 1.        Outside Front Cover                           Cover page
Item 2.        Cover Pages;  Other Offering Information      Cover page
Item 3.        Fee Table and Synopsis                        Prospectus Summary
Item 4.        Financial Highlights                          Financial Highlights (unaudited)
Item 5.        Plan of Distribution                          Cover Page; Prospectus Summary; Underwriting
Item 6.        Selling Shareholders                          Not Applicable
Item 7.        Use of Proceeds                               Use of Proceeds; The Fund's Investments
Item 8.        General Description of the Registrant         The Fund; The Fund's Investments; Risk Factors;
                                                             Description of Preferred Shares; Certain
                                                             Provisions in the Agreement and Declaration of
                                                             Trust
Item 9.        Management                                    Management of the Fund; Administrator, Custodian,
                                                             Fund Accountant, Auction Agent, Transfer Agent,
                                                             Dividend-Paying Agent and Registrar
Item 10.       Capital Stock, Long-Term Debt,                Description of Preferred Shares; Description of
               and Other Securities                          Common Shares; Description of Outstanding AMPS;
                                                             Certain Provisions in the
                                                             Agreement and Declaration of Trust; Tax
                                                             Matters
Item 11.       Defaults and Arrears on Senior Securities     Not Applicable
Item 12.       Legal Proceedings                             Legal Opinions
Item 13.       Table of Contents of the Statement of         Table of Contents for the Statement of Additional
               Additional Information                        Information


                                  Part B--Statement of Additional Information

Item 14.       Cover Page                                    Cover Page
Item 15.       Table of Contents                             Cover Page
Item 16.       General Information and History               Not Applicable
Item 17.       Investment Objective and Policies             Investment Objective and Policies; Investment
                                                             Policies and Techniques; Other Investment
                                                             Policies and Techniques; Portfolio Transactions
                                                             and Brokerage
Item 18.       Management                                    Management of the Fund; Portfolio Transactions
                                                             and Brokerage
Item 19.       Control Persons and Principal Holders of      Management of the Fund
               Securities
Item 20.       Investment Advisory and Other Services        Management of the Fund; Experts
Item 21.       Brokerage Allocation and Other Practices      Portfolio Transactions and Brokerage
Item 22.       Tax Status                                    Tax Matters
Item 23.       Financial Statements                          Report of Independent Accountants and Financial
                                                             Statements

                                           Part C--Other Information

Items 24-33 have been answered in Part C of this Registration Statement.

-------------------------------------------------------------------------------
The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted
-------------------------------------------------------------------------------

                              Subject to Completion
                       Preliminary Prospectus dated , 2004

PROSPECTUS
----------

                                   $
                     Advent Claymore Convertible Securities
                                 and Income Fund
                                Preferred Shares
                                 Shares, Series
                                 Shares, Series
                    Liquidation Preference $25,000 Per Share

                           ________________________

         Advent Claymore Convertible Securities and Income Fund (the Fund) is a diversified, closed-end management investment company. The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined herein) in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Fund's Managed Assets will be invested in lower grade securities, although all of the Fund's assets may from time to time be invested in lower grade securities. Lower grade securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"), or are unrated securities of comparable quality as determined by the Fund's Advisor. Lower grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities.
         Investing in the Fund's Preferred Shares involves risks that are described in "Risk Factors" beginning on page of this prospectus. The minimum purchase amount of the Preferred Shares is $25,000.

                                                          Per Share       Total
                                                          ---------       -----
Public offering price..................................    $25,000         $
Sales load.............................................       $            $
Proceeds, before expenses, to the Fund(1)..............       $            $

(1) Total expenses of issuance and distribution (exclusive of the sales load) are estimated to be $ .


         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form only, through the facilities of The Depository Trust Company on or about , 2004.

                           ________________________


                           ________________________
                     The date of this prospectus is , 2004.

         You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Preferred Shares and retain it for future reference. A Statement of Additional Information, dated , 2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this prospectus, by calling (800) 345-7999 or by writing to the Servicing Agent at Claymore Securities, Inc., c/o Nicholas Dalmaso, 210 N. Hale Street, Wheaton, Illinois 60187, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         The Fund is offering shares of Series Preferred Shares and shares of Series Preferred Shares. These series of Preferred Shares are collectively referred to in this prospectus as "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. The Preferred Shares will rank on parity with the currently outstanding Series M7 Auction Market Preferred Shares, Series T28 Auction Market Preferred Shares, Series W7 Auction Market Preferred Shares and Series TH28 Auction Market Preferred Shares of the Fund (collectively referred to herein as the "Outstanding AMPS") as to the payment of dividends and the distribution of assets upon liquidation. It is a condition of closing this offering that the Preferred Shares be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Fitch Ratings ("Fitch").

         The dividend rate for the initial dividend rate period will be % for Series and % for Series . The initial rate period is from the date of issuance through , 2004 for Series and , 2004 for Series . For subsequent rate periods, Preferred Shares pay dividends based on a rate set at auction, usually held weekly in the case of Series or monthly in the case of Series . Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

         The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of redemption, plus a premium in certain circumstances.

         The Preferred Shares will not be listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

Prospectus Summary.............................................................1
Financial Highlights..........................................................11
The Fund......................................................................13
Use of Proceeds...............................................................13
Capitalization (Unaudited)....................................................14
Portfolio Composition.........................................................14
The Fund's Investments........................................................15
Leverage......................................................................20
Risk Factors..................................................................21
Management of the Fund........................................................27
Description of the Preferred Shares...........................................29
The Auction...................................................................37
Description of Borrowings.....................................................40
Description of Common Shares..................................................41
Description of Outstanding Amps...............................................41
Certain Provisions in the Agreement and Declaration of Trust..................41
Repurchase of Common Shares...................................................43
Tax Matters...................................................................43
Servicing Agent...............................................................45
Underwriting..................................................................47
Administrator, Custodian, Fund Accountant, Auction Agent,
   Transfer Agent, Dividend-Paying Agent and Registrar........................47
Legal Opinions................................................................48
Available Information.........................................................48
Table of Contents for the Statement of Additional Information.................49


         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. The Fund will amend this prospectus if there are any material changes to its operating condition.

                         PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's Preferred Shares. You should review the more detailed information contained in this prospectus, in the Statement of Additional Information and in the Fund's Amended and Restated Statement of Preferences of Auction Market Preferred Shares (the "Statement").


The Fund............................     Advent Claymore Convertible Securities and Income Fund is a
                                         diversified, closed-end management investment company. Throughout the prospectus, we refer to Advent Claymore Convertible Securities and Income Fund as the Fund or as "we," "us" or "our." See "The
                                         Fund." Advent Capital Management, LLC ("Advent" or the "Advisor")
                                         is the Fund's investment advisor. The Fund's common shares are traded on the New York Stock Exchange under the symbol "AVK." As of
                                         December 31, 2003, the Fund had     common shares outstanding,
                                         shares of Outstanding AMPS outstanding and net assets of $    .
                                         The Fund's principal offices are located at 1065 Avenue of the
                                         Americas, 31st Floor, New York, New York 10018.

The Offering........................     We are offering    shares of Series    Preferred Shares and
                                         shares of Series    Preferred Shares, each at a purchase price of
                                         $25,000 per share.  The Preferred Shares are being offered by the underwriters listed under "Underwriting."

                                         The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares.  In general, except as described under "--Dividends and Rate Periods" below and
                                         "Description of the Preferred Shares--Dividends and Rate Periods,"
                                         the dividend period for the Series    Preferred Shares will be
                                         seven days and the dividend period for the Series    Preferred
                                         Shares will be 28 days.  The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that rate period.  See "The Auction." The Preferred Shares are not listed on an exchange.  Instead, investors may buy or sell Preferred Shares in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

                                         Generally, investors in Preferred Shares will not receive
                                         certificates representing ownership of their shares.  The
                                         securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the Preferred
                                         Shares in book-entry form.  An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of the Preferred Shares.  An investor should consider whether to invest in a particular series based on the series' rate of return, the investor's time horizon for investment and the investor's liquidity preference.

Investment Objective and
   Policies.........................     The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income.
                                         There can be no assurance that the Fund will achieve its
                                         investment objective.  See "The Fund's Investments--Investment
                                         Objective and Policies."

                                         Under normal market conditions, the Fund will invest at least 80%
                                         of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its Managed
                                         Assets in convertible securities and up to 40% of its Managed
                                         Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the
                                         Fund's Managed Assets will be invested in lower grade securities, although all of the Fund's Managed Assets may from time to time be invested in lower grade securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any
                                         Outstanding AMPS or Preferred Shares that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining Managed Assets, the liquidation preference of the Outstanding AMPS and the Preferred
                                         Shares is not treated as a liability.

                                         Convertible Securities. The Fund is not limited in the percentage of its assets invested in convertible securities. Under normal market conditions, the Fund will invest at least 60% of its Managed
                                         Assets in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The convertible securities in which the Fund may invest may be investment grade or lower grade securities. See "The Fund's
                                         Investments--Investment Philosophy and Process--Convertible
                                         Securities."

                                         Synthetic Convertible Securities. The Fund may also create a
                                         "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true
                                         convertible security, i.e., an income security ("income security component") and the right to acquire an equity security
                                         ("convertible component"). The income security component is achieved by investing in nonconvertible income securities such as bonds, preferred stocks and money market instruments. The
                                         convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the income security and convertible components which may be purchased separately, and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 60%
                                         of its Managed Assets in convertible securities and 80% of its
                                         Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. See "The Fund's
                                         Investments--Investment Philosophy and Process--Synthetic
                                         Convertible Securities."

                                         Non-Convertible Income Securities. The Fund will also invest in nonconvertible income securities. The Fund's investments in nonconvertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities. See "The Fund's
                                         Investments-- Investment Philosophy and Process--Non-Convertible
                                         Income Securities."

                                         Lower Grade Securities. The Fund may invest a significant portion of its assets in lower grade securities, which are commonly referred to as "junk bonds." Both the convertible securities and the income securities in which the Fund will invest may be lower grade securities. Investments in lower grade securities will expose the Fund to greater risks than if the Fund owned only higher grade securities. Lower grade securities or equivalent securities often trade like equity securities rather than debt and are typically more volatile than highly rated securities. See "The Fund's
                                         Investments-- Investment Philosophy and Process--Lower Grade
                                         Securities."

                                         Foreign Securities. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its
                                         Managed Assets in securities of foreign issuers, including debt and equity securities of corporate issuers, and in debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country whose securities are principally traded in the financial markets of a foreign country. See "The Fund's Investments--Investment
                                         Philosophy and Process--Foreign Securities."

                                         Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified
                                         institutional buyers under Rule 144A under the Securities Act of
                                         1933, as amended ("Rule 144A Securities"). See "The Fund's
                                         Investments-- Investment Philosophy and Process--Rule 144A
                                         Securities."

                                         Other Securities. Under normal market conditions, the Fund will invest substantially all of its Managed Assets in convertible securities and non-convertible income securities to meet its investment objective. The Fund may invest the remainder of its assets in other securities of various types. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

Use of Leverage by the Fund.........     The Fund may, but is not required to, use financial leverage for investment purposes.  In addition to issuing Outstanding AMPS and
                                         Preferred Shares, the Fund may borrow money or issue debt
                                         securities such as commercial paper or notes.  Throughout the prospectus, borrowing money and issuing debt securities sometimes may be collectively referred to as "Borrowings." Any Borrowings will have seniority over Preferred Shares and payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of any Borrowings.  Since Advent's fee is based upon a percentage of the Fund's Managed Assets, which include assets attributable to any outstanding leverage, the investment management fee will be higher if the Fund is leveraged and Advent will have an incentive to be more aggressive and leverage the
                                         Fund.  Advent intends only to leverage the Fund when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the Borrowings.
                                         See "Leverage."

Investment Advisor..................     Advent is the Fund's investment advisor.  Advent's principal offices are located at 1065 Avenue of the Americas, 31st Floor,
                                         New York, New York 10018.  The Advisor will receive an annual fee from the Fund based on the average weekly value of the Fund's
                                         Managed Assets.  In addition, with the approval of the Board of
                                         Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed to the Advisor.

                                         If the average weekly value of the Fund's Managed Assets
                                         (calculated monthly) is greater than $250 million:

                                         o  the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .54% of the average weekly value of the
                                            Fund's Managed Assets; and

                                         o  the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of
                                            .115% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30,
                                            2008), and for a declining amount for an additional three years
                                            (through April 30, 2011).

                                         If the average weekly value of the Fund's Managed Assets
                                         (calculated monthly) is $250 million or less:

                                         o  the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .55% of the average weekly value of the
                                            Fund's Managed Assets; and

                                         o  the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of
                                            .025% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30,
                                            2008), after which the Advisor anticipates that it will not waive any portion of the management fee.

                                         Advent Capital Management, LLC is an asset management firm with over $2.4 billion in assets under management as of June 30, 2003.
                                         Advent Capital Management, LLC will be responsible for the day-to-day management of the Fund's portfolio, which includes buying and selling securities for the Fund and investment research.
                                         See "Management of the Fund--Investment Advisor."

Servicing Agent.....................     Claymore Securities, Inc. (the "Servicing Agent"), a registered broker-dealer, acts as servicing agent to the Fund.  Claymore
                                         Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients.  The Servicing Agent will receive an annual fee from the
                                         Fund, based on the average weekly value of the Fund's Managed
                                         Assets during such month.

                                         If the average weekly value of the Fund's Managed Assets
                                         (calculated monthly) is greater than $250 million:

                                         o  the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .21% of the average weekly value of the Fund's Managed Assets; and

                                         o  the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .085% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April
                                            30, 2011).

                                         If the average weekly value of the Fund's Managed Assets
                                         (calculated monthly) is $250 million or less:

                                         o  the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .20% of the average weekly value of the Fund's Managed Assets; and

                                         o  the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .175% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April
                                            30, 2011). See "Servicing Agent."

Special Risk Considerations.........     Risk is inherent in all investing.  Therefore, before investing in the Preferred Shares you should consider certain risks carefully.
                                         The primary risks of investing in the Preferred Shares are:

                                         o  the Fund will not be permitted to declare dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares unless the Fund meets certain asset
                                            coverage requirements;

                                         o  if you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has
                                            designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auction only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits;

                                         o  if an auction fails you may not be able to sell some or all of your shares;

                                         o  because of the nature of the market for Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market
                                            interest rates are rising;

                                         o  a rating agency could downgrade the rating assigned to the
                                            Preferred Shares, which could affect liquidity;

                                         o  the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                                         o  in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

                                         o  the Preferred Shares will be junior to any Borrowings;

                                         o  any Borrowings may constitute a substantial lien and burden on the Preferred Shares by reason of its priority claim against the income of the Fund and against the net assets of the Fund in liquidation;

                                         o  if the Fund leverages through Borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the Preferred Shares or purchase Preferred Shares unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such Borrowings are not in default;

                                         o  the value of the Fund's investment portfolio may decline, reducing the asset coverage for the Preferred Shares. See "Risk
                                            Factors--General Risks of Investing in the Fund" below for a discussion of the general risks of the Fund's investment
                                            portfolio;

                                         o  because the fee paid to Advent will be calculated on the basis of managed assets, the fee will be higher when leverage is utilized, giving Advent an incentive to utilize leverage; and

                                         o  inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services.
                                            Inflation risk is the risk that the inflation adjusted (or
                                            "real") value of your Preferred Shares investment or the income from that investment will be worth less in the future. As
                                            inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, Preferred Shares'
                                            dividend rates would increase, tending to offset this risk.

                                         For additional information about the risks of investing in
                                         Preferred Shares and in the Fund, see "Risk Factors."

Trading Market......................     The Preferred Shares will not be listed on an exchange.  Instead, you may buy or sell the Preferred Shares at an auction that
                                         normally is held every seven days for Series          and every 28
                                         days for Series           , by submitting orders to a
                                         broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.  In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time.  There is no assurance that a secondary market will provide shareholders with liquidity.  You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                         The table below shows the first auction date for each series of
                                         Preferred Shares and the day on which each subsequent auction will normally be held for each series of Preferred Shares.  The first auction date for each series of Preferred Shares will be the business day before the dividend payment date for the initial rate period for that series of Preferred Shares.  The start date for subsequent rate periods will normally be the business day
                                         following the auction date unless the then-current rate period is a special rate period or the first day of the subsequent rate period is not a business day.
                                                                                  First       Subsequent
                                                                              Auction Date*   Auction Day
                                                                              -------------   -----------
                                         Series   .......................
                                         Series   .......................

                                         ______________
                                         *   All dates are 2004.

Dividends and Rate Periods..........     The table below shows the dividend rates, the dividend payment dates and number of days for the initial rate periods on each series of Preferred Shares offered in this prospectus.  For subsequent rate periods, each series of Preferred Shares will pay dividends based on a rate set at auctions, normally held every
                                         seven days in the case of Series    and every 28 days in the case
                                         of Series    .  In most instances, dividends are payable on the
                                         first business day following the end of the rate period.  The rate set at auction will not exceed the maximum applicable rate.  See
                                         "Description of the Preferred Shares--Dividends and Rate Periods."
                                         Dividends on the Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds.
                                                                          Dividend                  Number
                                                                           Payment                  of Days
                                                               Date of    Date for    Subsequent    of
                                                    Initial  Accumulation Initial      Dividend     Initial
                                                    Dividend At Initial     Rate        Payment     Rate
                                                     Rate       Rate*      Period*        Day       Period
                                                     ----       -----      -------        ---       ------

                                         Series                                       Every seven
                                                                                         days

                                         Series                                      Every 28 days

                                         ______________
                                         * All dates are 2004.

                                         The Fund may, subject to certain conditions, designate special rate periods of more than seven or 28 days. A requested special rate period will not be effective unless sufficient clearing bids were made in the auction immediately preceding the special rate period.
                                         In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Fund must also have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the
                                         Preferred Shares, and the lead Broker-Dealers designated by the
                                         Fund must not have objected to the declaration of a special rate period. The dividend payment date for special rate periods will be set out in the notice designating a special rate period. See
                                         "Description of the Preferred Shares--Dividends and Rate
                                         Periods--Designation of Special Rate Periods" and "The Auction."

Ratings.............................     The Fund will issue Preferred Shares only if such shares have received a credit quality rating of "AAA" from Fitch and "Aaa"
                                         from Moody's.  These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations.  The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to market price or suitability for a particular investor.  The ratings described above also do not address the likelihood that an owner of
                                         Preferred Shares will be able to sell such shares in an auction or otherwise.  The ratings are based on current information furnished to Fitch and Moody's by the Fund and Advent and information obtained from other sources.  The ratings may be changed,
                                         suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information.
                                         See "Description of the Preferred Shares--Rating Agency Guidelines."

Asset Maintenance...................     Under the Fund's Statement of Preferences for Preferred Shares
                                         (the "Statement"), which establishes and fixes the rights and preferences of the shares of each series of Preferred Shares, the
                                         Fund must maintain:

                                         o  asset coverage of the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares; and

                                         o  asset coverage of at least 200% with respect to senior
                                            securities that are stock, including the Preferred Shares.

                                         In the event that the Fund does not maintain or cure these coverage tests, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of the Preferred
                                         Shares--Redemption."

Restrictions on Dividends,
   Redemption and Other
   Payments.........................     If the Fund issues any Borrowings that constitute senior
                                         securities representing indebtedness (as defined in the Investment
                                         Company Act of 1940, as amended (the "1940 Act")), under the 1940
                                         Act, the Fund would not be permitted to declare any dividend on
                                         Preferred Shares unless, after giving effect to such dividend, asset coverage with respect to the Fund's Borrowings that
                                         constitute senior securities representing indebtedness, if any, is at least 200%.  In addition, the Fund would not be permitted to declare any distribution on or purchase or redeem Preferred Shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to the Fund's Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%.  Dividends or other distributions on or redemptions or purchases of Preferred Shares would also be prohibited at any time that an event of default under the
                                         Borrowings, if any, has occurred and is continuing.  See
                                         "Description of the Preferred Shares--Dividends and Rate
                                         Periods--Restrictions on Dividend, Redemption and Other Payments."

Redemption..........................     The Fund may be required to redeem Preferred Shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner.  The Fund voluntarily may redeem Preferred
                                         Shares under certain conditions.  See "Description of the
                                         Preferred Shares--Redemption" and "Description of the Preferred
                                         Shares--Rating Agency Guidelines."

Liquidation Preference..............     The liquidation preference for shares of each series of Preferred
                                         Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not declared. See "Description of the
                                         Preferred Shares--Liquidation."

Voting Rights.......................     The holders of preferred shares, including Preferred Shares and
                                         Outstanding AMPS, voting as a separate class, have the right to elect at least two trustees of the Fund at all times.  Such holders also have the right to elect a majority of the trustees in the event that two years' dividends on the preferred shares are unpaid.  In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including Preferred
                                         Shares and Outstanding AMPS, voting together as a single class.
                                         The holders of preferred shares, including Preferred Shares and
                                         Outstanding AMPS, will vote as a separate class or classes on certain other matters as required under the Fund's Agreement and
                                         Declaration of Trust, the 1940 Act and Delaware law.  See
                                         "Description of the Preferred Shares--Voting Rights" and "Certain
                                         Provisions in the Agreement and Declaration of Trust."

Administrator, Custodian, Fund
   Accountant, Auction Agent,
   Transfer Agent, Dividend-
   Paying Agent and Registrar.......     The Administrator and Fund Accountant of the Fund is The Bank of
                                         New York, a banking corporation organized under the laws of the state of New York and located at 101 Barclay Street, New York, New
                                         York 10286.  The Bank of New York is also the Custodian with respect to the assets of the Fund.  In addition, The Bank of New
                                         York acts as Auction Agent, Transfer Agent, Dividend-Paying Agent and Registrar with respect to the Preferred Shares and the
                                         Outstanding AMPS.

                              FINANCIAL HIGHLIGHTS

         The selected data below sets forth the per share operating performance and ratios from the commencement of the Fund's operations through October 31, 2003, the Fund's fiscal year end. The financial information was derived from, and should be read in conjunction with, the Financial Statements of the Fund and the Notes thereto, which are incorporated by reference into this prospectus and the Statement of Additional Information. The Financial Statements for the period from the commencement of the Fund's operations through October 31, 2003 have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose unqualified report on such Financial Statements is incorporated by reference into the Statement of Additional Information.

                                                                                             For the Period
                                                                                             April 30, 2003*
                                                                                                 through
                                                                                               October 31,
                                                                                                  2003
Per share operating performance
   for a share of common stock outstanding throughout the period
Net asset value, beginning of period......................................................   $      23.88**
-----------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income..................................................................          0.93
   Net realized and unrealized gain on investments........................................          2.28
   Dividends to preferred shareholders from net investment income (common stock equivalent
      basis) .............................................................................         (0.03)
-----------------------------------------------------------------------------------------------------------
      Total from investment operations....................................................          3.18
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Common and preferred shares' offering and organization expenses charged to paid-in-capital
in excess of par value....................................................................         (0.06)
-----------------------------------------------------------------------------------------------------------
Dividends and distributions to common shareholders
   Net investment income..................................................................         (0.86)
-----------------------------------------------------------------------------------------------------------
      Total distributions and distributions to common shareholders........................         (0.86)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period............................................................    $    26.14
-----------------------------------------------------------------------------------------------------------

Market value, end of period...............................................................    $    24.95
-----------------------------------------------------------------------------------------------------------
Total investment return+
Net asset value...........................................................................         13.29%
Market value..............................................................................          3.40%

Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)..................    $    610,415
Preferred stock, at redemption value ($25,000 per share liquidation preference)
(thousands) ..............................................................................    $    215,000
Ratios to average net assets applicable to common shareholders of:
    Net expenses, after fee waiver+++.....................................................          0.73%++
    Net expenses, before fee waiver+++....................................................          0.93%++
    Net investment income, after preferred stock dividends+++.............................          6.27%++
    Preferred stock dividends.............................................................          0.20%++
    Net investment income, before preferred stock dividends+++............................          6.47%
Portfolio turnover rate...................................................................         33.67%

____________________________

*        Commencement of operations.

**       Before reimbursement of offering expenses charged to capital.

+ Total investment return based upon market value is calculated assuming a purchase of common stock at the offering price of $25.00 on April 30, 2003, and a sale at the current market price on the last day of the period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's Dividend Reinvestment Plan.

         A return calculated for a period of less than one year is not annualized.

++       Annualized.

+++ Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

         The following table provides information about the Fund's Outstanding AMPS since the issuance of each such series for the year ended October 31, 2003. The information has been audited by PricewaterhouseCoopers LLP.


                            Asset Coverage       Involuntary Liquidation    Average Market Value
    Shares Outstanding         Per Share          Preference Per Share            Per Share
    ------------------         ---------          --------------------            ---------
 2,150 Shares, Series M7        $96,000                  $25,000                   $25,000
 2,150 Shares, Series T28       $96,000                  $25,000                   $25,000
 2,150 Shares, Series W7        $96,000                  $25,000                   $25,000
2,150 Shares, Series TH28       $96,000                  $25,000                   $25,000


         For purposes of the foregoing table, the Asset Coverage Per Share is calculated by dividing the total value of the Fund's assets on October 31, 2003 by the aggregate liquidation preference of the Fund's Outstanding AMPS outstanding on that date. Involuntary Liquidation Preference Per Share refers to the amount holders of Outstanding AMPS are entitiled to receive per share (exclusive of accumulated but unpaid dividends, if any) in the event of the liquidation of the Fund prior to the holders of common stock being entitled to receive any amounts in respect of the assets of the Fund.

                                    THE FUND

         The Fund is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 19, 2003, and has registered under the 1940 Act. On May 2, 2003, the Fund issued an aggregate of 20,800,000 common shares of beneficial interest, par value $.001 per share, in its initial public offering and commenced its investment operations. The Fund's common shares are traded on the New York Stock Exchange under the symbol "AVK." On July 24, 2003, the Fund issued an aggregate of 8,600 shares of auction market preferred shares, liquidation preference $25,000 per share. The Fund's principal office is located at 1065 Avenue of the Americas, 31st Floor, New York, NY 10018, and its telephone number is (212) 482-1600.

         The following provides information about the Fund's authorized and outstanding shares as of December 31, 2003.

                                                   Amount Held by
                                        Amount       the Fund or       Amount
Title of Class                        Authorized   for its Account  Outstanding
--------------                        ----------   ---------------  -----------
Common Shares......................   Unlimited           0          23,352,574
Outstanding AMPS
   Series M7.......................     2,150             0               2,150
   Series T28......................     2,150             0               2,150
   Series W7.......................     2,150             0               2,150
   Series TH28.....................     2,150             0               2,150


         The table above does not include the Preferred Shares being offered pursuant to this prospectus.

                                 USE OF PROCEEDS

         The Fund estimates the net proceeds of the offering of Preferred Shares, after payment of sales load and offering expenses, will be approximately $ . The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the investment objective and policies of the Fund within three months after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Policies."

                           CAPITALIZATION (Unaudited)

         The following table sets forth the capitalization of the Fund as of December 31, 2003, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby.

                                                                                Actual         As Adjusted
                                                                             -------------   ----------------
Shareholder's Equity:
     Preferred Shares, $.001 par value per share, $25,000 stated value per share, at liquidation value; unlimited shares authorized;
                  shares issued, as adjusted.........................         $           0    $
     Outstanding AMPS, $.001 par value per share, $25,000 stated
        value per share, at liquidation value; unlimited shares
        authorized, 8,600 shares issued and outstanding*.............           215,000,000      215,000,000
     Common shares at $.001 par value per share; unlimited shares
        authorized, 23,352,574 shares issued and outstanding*........                23,353           23,353
Paid-in surplus......................................................           554,128,200      554,128,200
Balance of undistributed net investment income.......................              (143,390)        (143,390)
     Accumulated net realized gain/loss from investment transactions.             2,020,709        2,020,709
     Net unrealized appreciation/depreciation of investments.........            79,999,593       79,999,593
     Net assets, plus liquidation preference of preferred stock......         $ 851,028,465    $

_________________
* None of these outstanding shares are held by or for the account of the Fund.


                              PORTFOLIO COMPOSITION

         As of December 31, 2003, approximately 91.35% of the market value of the Fund's portfolio was invested in convertible securities and high yield debt securities and approximately 5.46% of the market value of the Fund's portfolio was invested in short-term investment grade debt securities. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of December 31, 2003, based on the highest rating assigned each investment.


Credit Rating                                                                      Value (000)     Percent
-------------                                                                      -----------    ----------
Aaa/AAA....................................................................      $           0       0.00%
Aa/AA......................................................................                  0       0.00%
A/A........................................................................            105,681      12.43%
Baa/BBB....................................................................            127,708      15.02%
Ba/BB......................................................................             85,897      10.10%
B/B........................................................................            344,232      40.48%
Caa/CCC....................................................................             94,330      11.09%
Unrated+...................................................................             85,244      10.02%
Short-Term.................................................................              7,330       0.86%
                                                                                ---------------  ----------
   Total...................................................................      $     850,422     100.00%
                                                                                ===============  ==========

+ Refers to securities that have not been rated by Moody's or S&P.


                             THE FUND'S INVESTMENTS

Investment Objective and Policies

         The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund makes no assurance that it will realize its objective.

         Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. This is a nonfundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Managed Assets will be invested in lower grade securities, although all of the Managed Assets may from time to time be invested in lower grade securities. Percentage limitations described in this prospectus are as of the time of investment by the Fund and could from time to time not be complied with as a result of market value fluctuations of the Fund's portfolio and other events.

Investment Philosophy and Process

         General. The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

         Convertible Securities. The Fund is not limited in the percentage of its assets it may invest in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

         The Advisor typically applies a four-step approach when buying and selling convertible securities for the Fund, which includes:

         o screening the universe of convertible securities to identify securities with attractive risk/ reward characteristics relative to the underlying security;

         o    analyzing the creditworthiness of the issuer of the securities;

         o analyzing the equity fundamentals of the convertible security's underlying stock to determine its capital appreciation potential; and

         o monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

         Synthetic Convertible Securities. The Fund may also invest in a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security ("income security component") and the right to acquire an equity security ("convertible component"). The income security component is achieved by investing in non-convertible income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the income security and convertible components, which may be purchased separately and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 60% of its Managed Assets in convertible securities and 80% of its Managed Assets in a diversified portfolio of convertible securities and nonconvertible income securities.

         The Advisor typically applies a similar research approach when buying and selling non-convertible income securities for the Fund, which includes:

         o analyzing the creditworthiness of the security, with an emphasis on the issuing company's cash flow, interest coverage, balance sheet structure, and assets, and assessment of the subordination of the security within the capital structure;

         o    analyzing the business fundamentals of the issuing company; and

         o monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

         Non-Convertible Income Securities. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

         Lower Grade Securities. The Fund may invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the Advisor to be of comparable quality. Lower grade securities are commonly referred to as "junk bonds." Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade securities, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Although the Fund will not invest in securities that, at the time of purchase by the Fund, are rated below CCC by S&P, rated below Caa by Moody's or unrated securities determined by the Advisor to be of comparable quality, the Fund may hold securities whose ratings are downgraded, subsequent to the time of purchase of such securities by the Fund, to a rating in the lower ratings categories (CC or lower by S&P or Ca or lower by Moody's). When the Advisor believes it to be in the best interests of the Fund's shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell lower grade securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Risk Factors--General Risks of Investing in the Fund--Lower Grade Securities."

         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupons. The higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

         The ratings of Moody's, S&P and the other rating agencies are their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on the Advisor's credit analysis than would be the case when the Fund invests in rated securities.

         Preferred Shares. The Fund may invest in preferred shares. The preferred shares in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of debt securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's investment in debt securities.

         Equity Securities. Consistent with its objective, the Fund may invest up to 20% of its Managed Assets in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average total returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

         Foreign Securities. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its Managed Assets in securities of foreign issuers, including debt and equity securities of corporate issuers, and in debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country.

         Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

         Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (3) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

         Strategic Transactions. The Fund may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted as part of modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

         The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance potential gain, although the Fund will not enter into a Strategic Transaction to the extent such Strategic Transaction would cause the Fund to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. The use of leverage by the Fund may limit the Fund's ability to use Strategic Transactions. See "Risk Factors--Risks of Investing in Preferred Shares--Leverage Risk."

         A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.

         Defensive And Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash, including money market funds. During such periods, the Fund may not be able to achieve its investment objective. The yield on such securities may be lower than that of other investments, but the risk of loss of capital is reduced.

         Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

         Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Advisor to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 35% of the value of the Fund's total assets.

         Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

         The Fund's portfolio will be composed principally of the foregoing investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

                                    LEVERAGE

         The Fund may issue other preferred shares, in addition to the Outstanding AMPS and the Preferred Shares, or borrow or issue short term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such preferred shares including the Preferred Shares, to increase its assets available for investment, the Fund must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the Outstanding AMPS and the Preferred Shares. The Fund generally will not issue preferred shares or borrow unless Advent expects that the Fund will achieve a greater return on such borrowed funds than the additional costs the Fund incurs as a result of such borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to Advent for investment management services will be higher than if the Fund did not borrow because Advent's fees are calculated based on the Fund's Managed Assets, which include the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Fund and Advent may have differing interests in determining whether to leverage the Fund's assets.

         The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

         To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to common shareholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to common shareholders will be less than if leverage had not been used. Advent may determine to maintain the Fund's leveraged position if it expects that the long term benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

         The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Advent does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Advent otherwise views as favorable.

         If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

                                  RISK FACTORS

         Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Risks of Investing in Preferred Shares

         Interest Rate Risk. The Fund issues Preferred Shares, which pay dividends based on short-term interest rates. The Fund purchases convertible securities, high yield securities and other securities that pay dividends that are based on the performance of the issuing companies, and/or that pay interest, based on longer term yields. These dividends and interest payments are typically, although not always higher than short-term interest rates. Such dividends and interest payments, as well as long-term and short term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends paid to shareholders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares.

         Auction Risk. You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment. See "Description of the Preferred Shares" and "The Auction--Auction Procedures."

         Secondary Market Risk. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period (a rate period other than seven days in the case of Series and 28 days in the case of Series , changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain that market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or the NASDAQ stock market. You may transfer shares outside of auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's auction agent, The Bank of New York, and the Fund or such other persons as the Fund permits. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

         Ratings and Asset Coverage Risk. Although it is expected that Moody's will assign a rating of "Aaa" to the Preferred Shares and Fitch will assign a rating of "AAA" to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or Fitch could withdraw or downgrade its rating of the Preferred Shares or withdraw its rating of the Preferred Shares at any time, which may make your shares less liquid at an auction or in the secondary market. If Moody's or Fitch withdraws its rating or downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of the Preferred Shares--Rating Agency Guidelines," the Fund will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Preferred Shares at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset maintenance tests. Although a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the Preferred Shares voting as a separate class as discussed under "Description of the Preferred Shares--Voting Rights," a sale of substantially all of the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the Preferred Shares, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of the Preferred Shares--Rating Agency Guidelines." See "Description of the Preferred Shares--Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

         Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, Preferred Shares dividend rates would increase, tending to offset this risk.

         Income Risk. The Fund's income is based primarily on the income it earns from its investments, which vary widely over the short- and long-term. If the Fund's income drops, over time the Fund's ability to make dividend payments with respect to the Preferred Shares may be impaired. See "--General Risks of Investing in the Fund" below for the general risks affecting the Fund.

         Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, see "--General Risks of Investing in the Fund" below.

         Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on Preferred Shares unless it satisfies certain conditions. See "Description of the Preferred Shares--Dividends and Rate Periods--Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on common shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem Preferred Shares if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Matters" in the Statement of Additional Information.

         Leverage Risk. The Fund uses financial leverage for investment purposes. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes.

         If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act),under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after the issuance of any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of Preferred Shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the Preferred Shares, to 200% of the aggregate value of any senior securities and the Preferred Shares. If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

         The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings that is continuing. See "Description of the Preferred Shares--Dividends and Rate Periods--Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

         Because the fee paid to Advent will be calculated on the basis of managed assets, the fee will be higher when leverage is utilized, giving Advent an incentive to utilize leverage.

General Risks of Investing in the Fund

         The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

         Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company with a very limited operating history.

         Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Preferred Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Preferred Shares at any point in time may be worth less than what you invested.

         Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company's creditors but before the company's common shareholders. Consequently, the issuer's convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

         Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

         Lower Grade Securities. Investing in lower grade securities involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the trust's portfolio will decline in price, or fail to make dividend, interest or principal payments when due, because the issuer of the security experiences a decline in its financial status. The Fund may invest an unlimited portion of its Managed Assets in securities rated Ba/BB or lower (but rated Caa/CCC or higher) at the time of investment or that are unrated but judged to be of comparable quality by the Advisor. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and such bonds are commonly referred to as "junk bonds." The value of lower grade securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than if the Fund owned only higher grade securities.

         Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the Statement of Additional Information for a description of Moody's and Standard & Poor's ratings.

         The outstanding principal amount of lower grade securities has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of issuers of lower grade securities in those industries to meet their obligations. The market values of lower grade debt securities tend to reflect individual developments of the issuer to a greater extent that do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired. If the Fund holds a security the rating of which is downgraded to a rating of C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding.

         The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Interest Rate Risk. Convertible securities and non-convertible income securities, including lower grade securities, are subject to certain common risks, including:

         o if interest rates go up, the value of convertible securities and non-convertible securities in the Fund's portfolio generally will decline;

         o during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

         o during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

         Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limitation in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Advisor, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         Foreign Securities. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

         o less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

         o many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisor may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

         o adverse effect of currency exchange rates or controls or other foreign governmental laws or restrictions on the value of the Fund's investments;

         o the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

         o economic, political and social developments may adversely affect the securities markets; and

         o withholding and other non-U.S. taxes may decrease the Fund's return.

         There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

         Economies and social and political climate in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

         Currency Risks. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

         Management Risk. The Advisor's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. Although certain members of the investment team at the Advisor have experience managing high yield debt securities, the Advisor, as an entity, has limited experience managing such securities. In addition, the Advisor has not previously served as investment advisor to a registered investment company, and the Servicing Agent is a relatively recent entrant into the field of servicing closed-end investment companies, although the principals of the Servicing Agent have experience servicing regulated investment companies and providing packaged products to advisors and their clients.

         Strategic Transactions. Strategic Transactions in which the Fund may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transaction involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transaction may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Advisor's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

         Antitakeover Provisions. The Fund's Agreement and Declaration of Trust include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

         Market Disruption Risk. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets. High yield debt instruments tend to be more volatile than higher rated fixed income securities so that these events and any auctions resulting from them may have a greater impact on the prices and volatility of high yield debt instruments than on higher rated fixed income securities.

                             MANAGEMENT OF THE FUND

Trustees and Officers

         The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Advent. There are seven trustees of the Fund. Three of the trustees are "interested persons" (as defined in the 1940 Act). The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Advisor

         Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's Advisor. The Advisor operates as a limited liability company and had over $3.4 billion in assets under management as of December 31, 2003. The Advisor is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible securities for institutional and individual investors, and members of the investment team at Advent have experience managing high yield securities. The members of the investment team of Advent Capital Management, LLC are Tracy Maitland, Chief Investment Officer, F. Barry Nelson and Les Levi, Portfolio Managers, Paul Latronica, Trader, Robert Farmer, Trader and Peter St. Denis, Leanne O'Hara, David Hulme and David Phipps, Analysts. Mr. Maitland and Mr. Nelson each have over 15 years of experience in the convertible securities market. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Advent has not previously served as investment advisor to a registered investment company.

Investment Management Agreement

         Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay for the services and facilities provided by the Advisor, a fee payable monthly in arrears at an annual rate equal to .54% of the average weekly value of the Fund's Managed Assets (if the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million) or .55% of the average weekly value of the Fund's Managed Assets (if the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, (the "Management Fee"). The Fund will also reimburse the Advisor for certain expenses the Advisor incurs in connection with performing certain non-advisory services for the Fund, such as supervising the Fund's administrator and other third party service providers to the Fund. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed to the Advisor.

         In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including the monthly fee paid to the Servicing Agent, the compensation of its trustees (other than those affiliated with the Advisor and the Servicing Agent), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the first eight years of the Fund's operation, if the average weekly value of the Managed Assets of the Fund (calculated monthly) is greater than $250 million, the Advisor and the Servicing Agent have undertaken to waive the management fees and expenses and the servicing fee, respectively, payable by the Fund in the aggregate amounts, and for the time periods, set forth below:

                                                                                       Aggregate
                                                                                     Percentage of
                              Percentage of              Percentage of                Management and
                              Management Fee             Servicing Fee               Servicing Fee
                           Waived (as a Percentage     Waived (as a Percentage    Waived (as a Percentage
     Twelve Month            of Average Weekly          of Average Weekly            of Average Weekly
Period Ending April 30       Managed Assets)*          Managed Assets)*              Managed Assets)*
-------------------------  -----------------------     -----------------------    -----------------------
2004**...................          .115%                      .085%                     .200%
2005.....................          .115%                      .085%                     .200%
2006.....................          .115%                      .085%                     .200%
2007.....................          .115%                      .085%                     .200%
2008.....................          .115%                      .085%                     .200%
2009.....................          .065%                      .065%                     .130%
2010.....................          .030%                      .040%                     .070%
2011.....................          .010%                      .010%                     .020%

_______________
* Including net assets attributable to Preferred Shares and calculated based on the preceding month's average weekly Managed Assets.
 **  From the commencement of operations.

         The Advisor and the Servicing Agent have not undertaken to waive any portion of the Fund's fees and expenses beyond April 30, 2011 or after termination of the investment management agreement (with respect to the Advisor) or the servicing agreement (with respect to the Servicing Agent).

         For the first eight years of the Fund's operation, if the average weekly value of the Managed Assets of the Fund (calculated monthly) is $250 million or less, the Advisor and the Servicing Agent have undertaken to waive the management fees and expenses and the servicing fee, respectively, payable by the Fund in the aggregate amounts, and for the time periods, set forth below:

                                                                                       Aggregate
                                                                                     Percentage of
                              Percentage of              Percentage of                Management and
                              Management Fee             Servicing Fee               Servicing Fee
                           Waived (as a Percentage     Waived (as a Percentage    Waived (as a Percentage
     Twelve Month            of Average Weekly          of Average Weekly            of Average Weekly
Period Ending April 30       Managed Assets)*          Managed Assets)*              Managed Assets)*
-------------------------  -----------------------     -----------------------    -----------------------
2004**...................           .025%                     .175%                     .200%
2005.....................           .025%                     .175%                     .200%
2006.....................           .025%                     .175%                     .200%
2007.....................           .025%                     .175%                     .200%
2008.....................           .025%                     .175%                     .200%
2009.....................             0%                      .130%                     .130%
2010.....................             0%                      .070%                     .070%
2011.....................             0%                      .020%                     .020%

_______________
* Including net assets attributable to Preferred Shares and calculated based on the preceding month's average weekly Managed Assets.
**    From the commencement of operations.


         The Advisor and the Servicing Agent have not undertaken to waive any portion of the Fund's fees and expenses beyond April 30, 2011 or after termination of the investment management agreement (with respect to the Advisor) or the servicing agreement (with respect to the Servicing Agent).

                       DESCRIPTION OF THE PREFERRED SHARES

         The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement attached as Appendix A to the Statement of Additional Information.

General

         The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement was recently amended and restated by the Board of Trustees of the Fund to provide for the Preferred Shares being offered pursuant to this prospectus, and currently authorizes the issuance of Preferred Shares, Series and Preferred Shares, Series , in addition to the Outstanding AMPS. All Preferred Shares will have a liquidation preference of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared).

         The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any other series of preferred shares of the Fund, including the Outstanding AMPS, as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Rate Periods

         The following is a general description of dividends and rate periods for the Preferred Shares.

         Rate Periods. The initial rate period and rate for each series of Preferred Shares is as set forth below:

                                    Initial Rate Period   Initial Dividend Rate
                                    -------------------   ---------------------
        Series....................          days                   %
        Series....................          days                   %

         Any subsequent rate periods of a series of Preferred Shares will generally be seven days (in the case of Series ) or 28 days (in the case of Series ). The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "--Designation of Special Rate Periods" below.

         Dividend Payment Dates. Dividends on each series of Preferred Shares will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series as follows:

                                    Initial Dividend    Subsequent Dividend
                                      Payment Date      Payment Days on Each
                                      ------------      --------------------
        Series ...................                         Every seven days
        Series ...................                           Every 28 days

        ______________
        .*     All dates are 2004.

         Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Statement. In addition, the Fund may specify different dividend payment dates for any special rate period of more than seven days in the case of the Series Preferred Shares and more than 28 days in the case of Series Preferred Shares, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.

         If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

         o the Dividend Payment Date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to by paid using their reasonable best efforts;

         o the affected dividend period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

         o the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

         Dividends will be paid through the Depository Trust Company ("DTC") on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of Preferred Shares). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

         Calculation of Dividend Payment. The Fund computes the dividends per share payable on Preferred Shares by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.

         Dividends on Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

         The maximum applicable rate for any standard rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the reference rate or (B) the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency.

         Credit Ratings for Preferred Shares

                                                   Applicable Percentage of
          Moody's                 Fitch                 Reference Rate           Applicable Spread
      ----------------      ----------------       ------------------------      -----------------
            Aaa                    AAA                       125%                     125 bps
         Aa3 or Aa1             AA- to AA+                   150%                     150 bps
          A3 to A1               A- to A+                    200%                     200 bps
        Baa3 to Baa1           BBB- to BBB+                  250%                     250 bps
       Ba1 and below          BB+ and below                  300%                     300 bps


         Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

                            Maximum Applicable Rate     Maximum Applicable Rate
                             Using the Applicable         Using the Applicable      Method Used to Determine
       Reference Rate             Percentage                     Spread            the Maximum Applicable Rate
       --------------       ------------------------    ------------------------   ---------------------------
             1%                      1.25%                       2.25%                       Spread
             2%                      2.50%                       3.25%                       Spread
             3%                      3.75%                       4.25%                       Spread
             4%                      5.00%                       5.25%                       Spread
             5%                      6.25%                       6.25%                       Either
             6%                      7.50%                       7.25%                     Percentage


         Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.

         Restrictions on Dividend, Redemption and Other Payments. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within hours (not including Sundays or holidays) next preceding the time of the applicable determination.

         In addition, a declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; or
(ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

         While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

         o In the case of Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "Rating Agency Guidelines" below);

         o In the case of Fitch's coverage requirements, immediately after such transaction, the Aggregate Fitch Value (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

         o Immediately after such transaction, the Investment Company Act Preferred Shares Asset Coverage (as defined under "Rating Agency Guidelines" below) is met;

         o Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

         o The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

         The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, if the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

         Designation of Special Rate Periods. The Fund may, in certain situations, at its sole option, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the Preferred Shares will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Fitch and Moody's or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Fund must not have objected to declaration of a special rate period. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount. A notice of special rate period also will specify whether the Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

Voting Rights

         Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will have equal voting rights (one vote per share) with holders of common shares and any other preferred shares, including the Outstanding AMPS, and will vote together with holders of common shares and any preferred shares as a single class.

         Holders of outstanding preferred shares, including Preferred Shares and Outstanding AMPS, voting as a separate class, are entitled to elect two of the Fund's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including Preferred Shares and Outstanding AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares and Outstanding AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including Preferred Shares and Outstanding AMPS, is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including Preferred Shares and Outstanding AMPS, as described above, would constitute a majority of the Board. The holders of preferred shares, including Preferred Shares and Outstanding AMPS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares and Outstanding AMPS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including Preferred Shares and Outstanding AMPS, will automatically terminate.

         So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of a majority of the Preferred Shares outstanding at the time, including the Outstanding AMPS (voting together as a separate class),

         (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of any series of Preferred Shares or any other class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation, unless, in the case of shares of preferred shares on parity with the Preferred Shares, the Trust obtains written confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such additional class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Outstanding AMPS and the Fund continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares and the Outstanding AMPS is not required;

         (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

         (c) authorize the Fund's conversion from a closed-end to an open-end investment company; or

         (d) approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the Preferred Shares.

         So long as any shares of the Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 ?% of the Preferred Shares outstanding at the time, including Outstanding AMPS, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

         To the extent permitted under the Investment Company Act, the Fund will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Fund's Agreement and Declaration of Trust or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Fund's Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would materially and adversely affect the contract rights of the holders of common shares expressly set forth in the Fund's charter.

         The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Rating Agency Guidelines

         The Fund is required under Fitch and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). Fitch and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The Fitch and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and
(iv) certain other current liabilities.

         The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the Preferred Shares and Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("Investment Company Act Preferred Shares Asset Coverage"). Fitch and Moody's have agreed that the auditors must issue a report once per year regarding the asset coverage test on a date randomly selected by the auditors. Based on the Fund's assets and liabilities as of December 31, 2003, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the Investment Company Act Preferred Shares Asset Coverage with respect to Preferred Shares would be computed as follows:

        Value of Fund assets less liabilities
          not constituting senior securities
-------------------------------------------------  =  _______________ =     %
     Senior securities representing indebtedness plus liquidation value of the Outstanding AMPS and Preferred Shares


         If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem the Preferred Shares as described below under "Redemption."

         The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Fitch and Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Fitch or Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by Fitch and Moody's to the Preferred Shares.

         The Board of Trustees may amend the definition of maximum applicable rate to increase the percentage amount by which the reference rate is multiplied to determine the maximum applicable rate without the vote or consent of the holders of Preferred Shares, including each series, or any other shareholder of the Fund, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount Test.

         As described by Fitch and Moody's, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Fitch and Moody's by the Fund and Advent and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to Fitch and Moody's for rating the Preferred Shares.

Redemption

         Mandatory Redemption. The Fund is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Fund's Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Fund (including any Outstanding AMPS). The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

         Optional Redemption. The Fund at its option may, without the consent of the holders of Preferred Shares, redeem the shares of any series of Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. The Fund has the authority to redeem Preferred Shares for any reason.

Liquidation

         Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, including the Outstanding AMPS, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

         Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                   THE AUCTION

General

         The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

         Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for Preferred Shares, so long as the applicable rate for Preferred Shares is to be based on the results of an auction.

         The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 45 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

         Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers.

         The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

         The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by that Broker-Dealer's customer upon settlement in an auction.

         The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the other agreements.

Auction Procedures

         Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer:

         1. Hold Order--indicating its desire to hold Preferred Shares without regard to the applicable rate for the next rate period.

         2. Bid--indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next period is less than the rate or spread specified in the bid.

         3. Sell Order--indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next period.

         A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

         A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of Preferred Shares but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

         The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

         There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids, the applicable rate for shares of such series for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

         If there are not sufficient clearing bids for such series, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate.

         The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         The auctions for Series Preferred Shares will normally be held every seven days (normally every ), and each subsequent rate period will normally begin on the following business day (normally the following ). The auction for Series Preferred Shares will normally be held every 28 days (normally on a ) and each subsequent rate period will normally begin on the following business day (normally the following ).

         If an Auction Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction Procedures for any reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous Auction Date. However, if the New York Stock Exchange is closed for such reason for three or less than three consecutive business days, then the dividend rate for the next dividend period shall be the dividend rate determined by auction on the first business day following such Auction Date.

         The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

 -------------------------------------------------------------------------------------------------------
| Current Holder A............|  Owns 500 shares, wants to sell    | Bid order of 4.1% rate for all     |
|                             |  all 500 shares if auction rate is | 500 Shares                         |
|                             |  less than 4.1%                    |                                    |
|-----------------------------|------------------------------------|------------------------------------|
| Current Holder B............|  Owns 300 shares, wants to hold    | Hold order-will take the           |
|                             |                                    | auction rate                       |
|-----------------------------|------------------------------------|------------------------------------|
| Current Holder C............|  Owns 200 shares, wants to sell    | Bid order of 3.95% rate for all    |
|                             |  all 200 shares if auction rate    | 200 shares                         |
|                             |  is  less than 3.9%                |                                    |
|-----------------------------|------------------------------------|------------------------------------|
| Potential Holder D..........|  Wants to buy 200 shares           | Places order to buy at or above    |
|                             |                                    | 4.0%                               |
|-----------------------------|------------------------------------|------------------------------------|
| Potential Holder E..........|  Wants to buy 300 shares           | Places order to buy at or above    |
|                             |                                    | 3.9%                               |
|-----------------------------|------------------------------------|------------------------------------|
| Potential Holder F..........|  Wants to buy 200 shares           | Places order to buy at or above    |
|                             |                                    | 4.1%                               |
 -------------------------------------------------------------------------------------------------------

         The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by potential holder D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

         The Broker-Dealers are expected to maintain a secondary trading market in the Preferred Shares outside of the auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or on the NASDAQ market.

         Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

         A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

         o pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

         o    to a Broker-Dealer; or

         o to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a Broker-Dealer, a sale or transfer of your Preferred Shares to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

         Further description of the auction procedures can be found in the Statement.

                            DESCRIPTION OF BORROWINGS

         The Fund's Agreement and Declaration of Trust authorizes the Fund, without prior approval of holders of common and preferred shares, including Preferred Shares and Outstanding AMPS, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

         Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300% with respect to such securities. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Preferred Shares shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Preferred Shares shareholders in certain circumstances.

         Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund, including Preferred Shares.

         The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Agreement and Declaration of Trust.

                          DESCRIPTION OF COMMON SHARES

         In addition to the Preferred Shares, the Agreement and Declaration of Trust of the Fund, dated as of February 19, 2003, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and nonassessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

         The Fund's common shares are traded on the New York Stock Exchange under the symbol "AVK."

                         DESCRIPTION OF OUTSTANDING AMPS

         The Fund currently has 8,600 issued and outstanding Outstanding AMPS, having an aggregate liquidation preference of $215,000,000. The Outstanding AMPS were issued by the Fund on July 24, 2003 and are substantially similar in all respects to the Preferred Shares described in this prospectus. The Outstanding AMPS were issued in four series: Series M7; Series T28; Series W7; and Series TH28. The Outstanding AMPS have a par value of $.001 per share and a liquidation preference of $25,000 per share, and will rank on a parity with the Preferred Shares upon the issuance of the Preferred Shares. Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, the holders of the Outstanding AMPS will vote with the holders of the Preferred Shares and the holders of common shares, voting together as a single class, on all matters with respect to which the holders of shares of the Fund have the right to vote. The Outstanding AMPS are rated "Aaa" by Moody's and "AAA" by Fitch, and dividends on the Outstanding AMPS accumulate at the rate set at auction. The Fund is required to meet similar coverage requirements with respect to the Outstanding AMPS as are described in this prospectus for the Preferred Shares.

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust of the Fund includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

         The 5% holder transactions subject to these special approval requirements are:

         o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

         o the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan;

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

         To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series voting as a separate class or series also will be required.

         The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Fund's Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                           REPURCHASE OF COMMON SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares may also trade at a discount to their net asset value. The market price of the Fund's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund's common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Fund to repurchase Preferred Shares to maintain asset coverage requirements imposed by the 1940 Act or any rating agency rating the Preferred Shares at that time.

                                   TAX MATTERS

Federal Income Tax Matters

         The discussion below and in the Statement of Additional Information provides general federal income tax information related to an investment in the Preferred Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Statement of Additional Information do not constitute tax advice. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

         In order to avoid corporate federal income taxation of its taxable income, the Fund must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders.

         The Fund has made such an election and intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits.

         The Fund intends to distribute at least annually all or substantially all of its taxable income or realized capital gain. Distributions of investment company taxable income including net short-term gain are taxable as ordinary income (to the extent of the current and accumulated earnings and profits of the Fund). Such income (if designated by the Fund) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent the Fund's income consists of qualifying dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), for the reduced maximum capital gains rate applicable to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Due to the Fund's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporate shareholders under the Code and will generally not qualify for the reduced rate on qualified dividend income. Distributions of net long-term capital gain that are designated by the Fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your Preferred Shares and will not qualify for a dividends received deduction available to corporate shareholders. Under the 2003 Tax Act, the tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions by the Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the tax basis in your shares. Any excess will be treated as gain from the sale of your shares.

         Gain or loss resulting from the sale or exchange of Preferred Shares will be measured by the difference between the proceeds of the sale and the holders' adjusted tax basis in the shares being sold or exchanged and will generally be taxable as capital gain or loss, and will be a long-term capital gain or loss if you have held your shares for more than one year. For corporate shareholders, both long-term and short-term capital gain is taxed at the 35% rate. For non-corporate shareholders, under the 2003 Tax Act, long-term capital gain is generally taxed at a maximum rate of 15% and short-term capital gain is taxed at the maximum rate of 35% applicable to ordinary income.

         The IRS has taken the position that if a regulated investment company has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common shareholders and preferred shareholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends, if any, received deduction, if any, to common shareholders and preferred shareholders. The amount of net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction allocable among common shareholders and the preferred shareholders will depend upon the amount of such net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on shares of common stock and the Preferred Shares during a taxable year.

         Each year, you will receive a year-end statement designating the amounts of capital gain, qualified dividend income and dividends which qualify for the dividends received deduction paid to you during the preceding year. You will receive this statement from the firm where you purchased your Preferred Shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

         Based, in part, on a lack of present intention on the part of the Fund to redeem the Preferred Shares at any time in the future, the Fund intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt of the Fund. It is possible, however, that the IRS could take a contrary position asserting for example that the Preferred Shares constitute debt of the Fund. If that position were upheld, distributions on the Preferred Shares would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund.

         The Fund may be required to withhold taxes on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding.

         Please refer to the Statement of Additional Information for more detailed information. Fund distributions may also be subject to state and local taxes. You are urged to consult your tax advisor.

                                 SERVICING AGENT

         Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as servicing agent to the Fund. Pursuant to a servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent an annual fee based on the average weekly value of the Fund's Managed Assets during such month.

         If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

         o the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .21% of the average weekly value of the Fund's Managed Assets; and

         o the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .085% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

          If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

         o the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .20% of the average weekly value of the Fund's Managed Assets; and

         o the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .175% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

         The Servicing Agreement is effective on the date the Fund's registration statement is declared effective and will terminate unless approved annually by the Board of Trustees of the Fund. The Servicing Agreement is terminable upon 30 days' notice by the Fund and 60 days' notice by the Servicing Agent.

         Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is a member of the National Association of Securities Dealers and is registered as a broker-dealer. The Servicing Agent has limited experience servicing registered investment companies.

                                  UNDERWRITING

         Subject to the terms and conditions of the purchase agreement dated , 2004, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

         Underwriter                                 Number of Preferred Shares
         -----------                                 --------------------------
                                                       Series         Series
                                                     ----------    ------------
         ...........................................
         ...........................................
                                                     ----------    ------------
          Total.....................................
                                                     ==========    ============

         The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the Preferred Shares by Moody's and Fitch, respectively, as of the time of the offering. The underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares. In the purchase agreement, the Fund and Advent have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

         The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $ per share is equal to % of the initial offering price of the Preferred Shares. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public offering on or before , 2004.

         The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

         The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

         The principal business address of
is                                          .  The principal business address
of                                                       is                  .

         The settlement date for the purchase of the Preferred Shares will be , 2004, as agreed upon by the underwriters, the Fund and Advent pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                   ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTANT,
       AUCTION AGENT, TRANSFER AGENT, DIVIDEND-PAYING AGENT AND REGISTRAR

         The Administrator and Fund Accountant of the Fund is The Bank of New York, a banking corporation organized under the laws of the state of New York and located at 101 Barclay Street, New York, New York 10286. The Bank of New York is also the Custodian with respect to the assets of the Fund. In addition, The Bank of New York acts as Auction Agent, Transfer Agent, Dividend-Paying Agent and Registrar with respect to the Preferred Shares and the Outstanding AMPS.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the underwriters by , New York, New York. may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP. Skadden, Arps, Slate, Meagher & Flom LLP serves as counsel to the Advisor and other funds advised by the Advisor.

                              AVAILABLE INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Securities and Exchange Commission's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         Additional information about the Fund, Outstanding AMPS and Preferred Shares can be found in the Fund's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund's registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
Use of Proceeds..............................................................S-1
Investment Objective and Policies............................................S-1
Investment Policies and Techniques...........................................S-3
Other Investment Policies and Techniques ....................................S-9
Management of the Fund......................................................S-16
Portfolio Transactions and Brokerage........................................S-24
Additional Information Concerning The Auctions for Preferred Shares.........S-25
Description of Common Shares................................................S-27
Description of Outstanding AMPS.............................................S-27
Other Shares................................................................S-27
Repurchase of Common Shares................................................ S-27
Tax Matters.................................................................S-29
Experts.................................................................... S-34
Additional Information..................................................... S-35
    Appendix A--Amended and Restated Statement of Preferences
                of Auction Market Preferred Shares...........................A-1
    Appendix B--Description of Ratings.......................................B-1

===============================================================================


                                       $



                     Advent Claymore Convertible Securities

                                and Income Fund


                                Preferred Shares
                                 Shares, Series
                                 Shares, Series
                    Liquidation Preference $25,000 Per Share




                                   ----------
                                   PROSPECTUS
                                   ----------










                                                   , 2004


===============================================================================

            ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

Advent Claymore Convertible Securities and Income Fund (the "Fund") is a diversified, closed-end management investment company. This Statement of Additional Information relating to Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2004. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 345-7999. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the same meanings ascribed to them in the prospectus or the Amended and Restated Statement of Preferences of Preferred Shares (the "Statement") attached hereto as Appendix A.


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds............................................................1
Investment Objective and Policies..........................................1
Investment Policies and Techniques.........................................3
Other Investment Policies and Techniques...................................9
Management of the Fund....................................................16
Portfolio Transactions and Brokerage......................................24
Additional Information Concerning The Auctions for Preferred Shares.......25
Description of Common Shares..............................................27
Description of Outstanding AMPS...........................................27
Other Shares..............................................................27
Repurchase of Common Shares...............................................27
Tax Matters...............................................................29
Experts...................................................................34
Additional Information....................................................35
  Appendix A - Amended and Restated Statement
               of Preferences of Preferred Shares........................A-1
  Appendix B - Description of Ratings....................................B-1

                                USE OF PROCEEDS

         The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the investment objective and policies within three months after completion of the offering. Pending such investment, the net proceeds may be invested in U.S. government securities high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily the types of securities in which the Fund may invest directly.

                       INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund's investment objective will be achieved.

Investment Restrictions

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares, Outstanding AMPS and Preferred Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares and Outstanding AMPS voting as a separate class:

               (1) invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to government securities;

               (2) with respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

               (3) issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") (see "Description of Borrowings" in the prospectus), or pledge its assets other than to secure such issuances or in connection with Strategic Transactions and other investment strategies;

               (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of convertible securities and non-convertible income securities consistent with the Fund's investment objective and policies or the entry into repurchase agreements;

               (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

               (6) purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; or

               (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

         When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         Under the Investment Company Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

               (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's Managed Assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

               (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

               (3) purchase securities of companies for the purpose of exercising control.

         With respect to the Fund's non-fundamental policy of investing 80% of its Managed Assets in convertible securities and non-convertible income securities, the Fund has adopted a policy to provide shareholders of the Fund at least 60 days' prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the Investment Company Act and the rules and regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

         In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and such securities do not represent more than 10% of the voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

         The Fund has applied for ratings for the Preferred Shares from Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by Fitch (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's and Fitch receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

         Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Fund's Managed Assets will be invested in lower grade securities, although all of the Fund's assets may from time to time be invested in lower grade securities.

Investment Philosophy and Process

         The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

Lower Grade Securities

         A substantial portion of the Fund's assets may be invested in lower grade securities rated below investment grade. The lower grade securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

         Investment in lower grade securities involves substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade securities tend to be very volatile, and these securities are less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks:

         - increased price sensitivity to a deteriorating economic environment;

         - greater risk of loss due to default or declining credit quality;

         - adverse company specific events are more likely to render the issuer able to make interest and/or principal payments; and

         - if a negative perception of the lower grade securities market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Since investors generally perceive that there are greater risks associated with lower grade securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the income securities markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

         The Fund may only invest in high yield securities that, at the time of purchase by the Fund, are rated CCC or higher by S&P, rated Caa or higher by Moody's or unrated securities determined by the Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. However, securities held by the Fund may become the subject of bankruptcy proceedings or otherwise default. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

         Distressed securities. The Fund may hold securities that become the subject of bankruptcy proceedings or are otherwise in default as to the repayment of principal and/or payment of interest. The Fund may also hold securities whose ratings are downgraded, subsequent to the time of purchase of such securities by the Fund, to a rating in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by the Advisor to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Short-Term Fixed Income Securities

         For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

               (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

               (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

               (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.

               The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

               (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Advisor and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Illiquid Securities

         The Fund will not invest more than 15% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, (i) restricted securities (securities the disposition of which is restricted under the Federal securities laws), (ii) securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid and (iii) repurchase agreements with maturities in excess of seven days.

Short Sales

         The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                   OTHER INVESTMENT POLICIES AND TECHNIQUES

Borrowing

         Although the Fund is authorized by its fundamental investment restrictions to issue Preferred Shares in an amount up to 50% of its Managed Assets, the Fund anticipates that under current market conditions it will offer Preferred Shares (including Outstanding AMPS) representing no more than 35% of its Managed Assets immediately after the issuance of the Preferred Shares. The Fund reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies-Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Strategic Transactions

         Consistent with its investment objective and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.

         Interest rate transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Fund's cost of borrowing.

         Futures contracts and options on futures contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("future contracts") of securities, aggregates of securities, financial indices and U.S. government debt securities or options on the foregoing securities to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Fund will engage in such transactions in accordance with the rules and regulations of the CFTC.

         Credit derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms or credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund for hedging purposes. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

         Calls on securities, indices and futures contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

         Puts on securities, indices and futures contracts. As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

         The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisor; and (iv) the obligation to meet additional variation margin or other payment requirements.

         Forward currency contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

         The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a correlation between the two currencies.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See "Tax Matters."

Repurchase Agreements

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

         The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund ("Qualified Institutions"). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending securities, subject to review by the Fund's Board of Trustees.

         The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

When-Issued and Forward Commitment Securities

         The Fund may purchase bonds on a "when-issued" basis and may purchase or sell bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund entered into a transaction on a when-issued or forward commitment basis, it may segregate with its custodian cash or other liquid securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Pay-In-Kind Securities

         The Fund may invest pay-in-kind, or "PIK," securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current Federal tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Brady Bonds

         The Fund's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Fund may purchase have no or limited collateralization, and the Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund may invest are likely to be acquired at a discount.

Zero Coupon Bonds

         The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current Federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Tax Matters."

Structured Investments

         The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structures Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

Warrants

         The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe to other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in the manner that it believes will reduce its risk of a loss in connection with the sale.

                            MANAGEMENT OF THE FUND

Investment Management Agreement

         The investment management agreement between the Advisor and the Fund provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Advisor in the supervision or management of its investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

         The investment management agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on March 27, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Fund to pay a management fee to the Advisor based on the average weekly value of the Fund's Managed Assets. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed to the Advisor.

         If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

         - the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .54% of the average weekly value of the Fund's Managed Assets; and

         - the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of .115% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

         - the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .55% of the average weekly value of the Fund's Managed Assets; and

         - the Advisor has agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of .025% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), after which the Advisor anticipates that it will not waive any portion of the management fee.

         In approving this agreement the Board of Trustees considered, among other things, the nature and quality of services to be provided by the Advisor, the profitability to the Advisor of its relationship with the Fund, economies of scale and comparative fees and expense ratios.

         The investment management agreement and the waiver of the management fee were approved by the sole common shareholder of the Fund as of April 23, 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

         Although Advent intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of Advent are not exclusive, and Advent provides similar services to other clients and may engage in other activities.

Trustees and Officers

         The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund's Board of Trustees, which sets broad policies for the Fund and chooses its officers. Following is a list of his present positions and principal occupations during the last five years. The business address of the Fund, the Advisor and their board members and officers is 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, unless specified otherwise below.



   NAME, ADDRESS, AGE AND       TERM OF OFFICE      PRINCIPAL OCCUPATION DURING
   POSITION(S) HELD WITH        AND LENGTH OF      THE PAST FIVE YEARS AND OTHER   OTHER DIRECTORSHIPS
         REGISTRANT              TIME SERVED               AFFILIATIONS              HELD BY TRUSTEE
-------------------------      ---------------     -----------------------------   -------------------

INDEPENDENT TRUSTEES:

Derek Medina                  Three years(1)(2)   Executive Director, Office of    Director of Young
ABC News                                          the President at ABC News from   Scholar's Institute.
47 West 66th Street                               2000-present. Formerly           Former Director of
New York, NY 10023                                Director of Business Affairs     Episcopal Social
Age:  37                                          at ABC News (1998-2000).         Services.
Trustee                                           Former Associate at Cleary
                                                  Gottlieb Steen & Hamilton
                                                  (1995-1998). Former Associate
                                                  in Corporate Finance at J.P.
                                                  Morgan/Morgan Guaranty
                                                  (1988-1990).

Ronald A. Nyberg              Three years(1)(2)   Founding Partner of Nyberg &     Director, Juvenile
200 East 5th Avenue                               Gustafson, a law firm            Diabetes Research
Suite 116                                         specializing in Corporate Law,   Foundation, Chicago
Naperville, IL 60563                              Estate Planning and Business     Chapter, and Edward
Age:  50                                          Transactions from                Hospital Foundation,
Trustee                                           2000-present. Formerly,          Naperville, IL; Trustee,
                                                  Executive Vice President,        North Park University,
                                                  General Counsel and Corporate    Chicago; Trustee, MBIA
                                                  Secretary of Van Kampen          Capital/ Claymore
                                                  Investments (1982-1999).         Managed Duration
                                                  Former Associate of Querrey &    Investment Grade
                                                  Harrow, a law firm (1978-1982).  Municipal Fund, Western
                                                                                   Asset/Claymore U.S.
                                                                                   Treasury Inflation
                                                                                   Protected Securities
                                                                                   Fund and Dreman/Claymore
                                                                                   Dividend and Income Fund.

Gerald L. Seizert, CFP        Three years(1)(2)   Chief Executive Officer of       Former Director of
Seizert Capital Partners,                         Seizert Capital Partners, LLC    Loomis, Sayles and Co.,
LLC                                               where he directs the equity      L.P.
1668 S. Telegraph                                 disciplines of the firm and
Suite 120                                         serves as a co-manager of the
Bloomfield Hills, MI 48302                        firm's hedge fund, Proper
Age:  51                                          Associates, LLC from
Trustee                                           2000-present. Formerly
                                                  Co-Chief Executive (1998-1999)
                                                  and a Managing Partner and
                                                  Chief Investment
                                                  Officer-Equities of Munder
                                                  Capital Management, LLC
                                                  (1995-1999). Former Vice
                                                  President and Portfolio
                                                  Manager of Loomis, Sayles &
                                                  Co., L.P. (1984-1995). Former
                                                  Vice President and Portfolio
                                                  Manager at First of America
                                                  Bank (1978-1984).

Ronald E. Toupin, Jr.         Three years(1)(2)   Formerly Vice President,         Trustee, MBIA Capital/
117 Ashland Avenue                                Manager and Portfolio Manager    Claymore Managed
River Forest, IL 60305                            of Nuveen Asset Management       Duration Investment
Age:  45                                          (1998-1999), Vice President of   Grade Municipal Fund,
Trustee                                           Nuveen Investment Advisory       Western Asset/Claymore
                                                  Corporation (1992-1999), Vice    U.S. Treasury Inflation
                                                  President and Manager of         Protected Securities
                                                  Nuveen Unit Investment Trusts    Fund and Dreman/Claymore
                                                  (1991-1999), and Assistant       Dividend and Income Fund.
                                                  Vice President and Portfolio
                                                  Manager of Nuveen Unit Trusts
                                                  (1988-1999), each of John
                                                  Nuveen & Company, Inc.
                                                  (1982-1999).

INTERESTED TRUSTEES:

Tracy V. Maitland             Three years(1)(2)   President of Advent Capital
1065 Avenue of the Americas                       Management, LLC, which he
31st Floor                                        founded in June, 2001.  Prior
New York, NY 10018                                to June, 2001, President of
Age:  43                                          Advent Capital Management, a
Trustee, President and                            division of Utendahl Capital.
Chief Executive Officer

Nicholas Dalmaso              Three years(1)(2)   Senior Managing Director and     Trustee, MBIA
210 N. Hale Street                                General Counsel of Claymore      Capital/Claymore Managed
Wheaton, IL 60187                                 Advisors, LLC and Claymore       Duration Investment
Age:  38                                          Securities, Inc. from            Grade Municipal Fund,
Trustee                                           2001-present.  Manager,          Western Asset/Claymore
                                                  Claymore Fund Management         U.S. Treasury Inflation
                                                  Company, LLC, Vice President,    Protection Securities
                                                  Boyar Value Fund.  Formerly      Fund, F&C Claymore
                                                  Assistant General Counsel,       Preferred Securities &
                                                  John Nuveen and Company Inc.     Income Fund, Flaherty &
                                                  (1999-2000). Former Vice         Crumrine/Claymore Total
                                                  President and Associate          Return Fund and
                                                  General Counsel of Van Kampen    Dreman/Claymore Dividend
                                                  Investments, Inc. (1992-1999).   & Income Fund.

Michael A. Smart              Three               Managing Partner, Williams       Director, Country Pure
Williams Capital Partners,    years(1)(2)(3)      Capital Partners, L.P.,          Foods.
L.P.                                              Advisor to First Atlantic
650 Fifth Avenue                                  Capital Ltd., a private equity
New York, NY  10019                               firm, from 2001-present.
Age:  43                                          Formerly a Managing Director
Trustee                                           in Investment Banking-The
                                                  Private Equity Group
                                                  (1995-2001) and a Vice
                                                  President in Investment
                                                  Banking-Corporate Finance
                                                  (1992-1995) at Merrill Lynch &
                                                  Co. Founding Partner of The
                                                  Carpediem Group, a private
                                                  placement firm (1991-1992).
                                                  Former Associate at Dillon,
                                                  Read and Co. (1988-1990).

(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

               - Messrs. Seizert, Toupin and Medina, as Class I trustees, are expected to stand for re-election at the Trust's
                      2004 annual meeting of shareholders.

               - Messrs. Smart and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund's 2005 annual meeting of shareholders.

               - Messrs. Maitland and Dalmaso, as Class III Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

(2)      Each trustee has served in such capacity since the Fund's inception.

(3) Mr. Smart will cease to be an Interested Trustee once Merrill Lynch is no longer a principal underwriter of the Fund.



                                                                  PRINCIPAL OCCUPATION DURING THE PAST FIVE
          NAME AND AGE                        TITLE                     YEARS AND OTHER AFFILIATIONS
------------------------------    -------------------------      -------------------------------------------

OFFICERS:

Les Levi                           Vice President                Advent Capital Management, LLC: Managing
Age: 50                                                          Director - High Yield Investments, 2002 -
                                                                 present; JP Morgan Chase: Managing
                                                                 Director, High Yield - Investment Banking,
                                                                 2001-2002; Managing Director, High Yield
                                                                 Research, 1997-2000.

F. Barry Nelson                    Vice President and            Co-Portfolio Manager and Research Director
Age: 60                            Assistant Secretary           at Advent Capital Management, LLC from
                                                                 June, 2000 to present. Prior to June,
                                                                 2000, Mr. Nelson held the same position at
                                                                 Advent Capital Management, a division of
                                                                 Utendahl Capital.

Paul Latronica                     Treasurer and Chief           Advent Capital Management, LLC: Vice
Age: 31                            Financial Officer             President and Senior Trader, June, 2000 -
                                                                 present. Prior to June, 2000, Mr.
                                                                 Latronica held the same position at Advent
                                                                 Capital Management, a division of Utendahl
                                                                 Capital.

Rodd Baxter                        Secretary                     Advent Capital Management, LLC: General
Age: 52                                                          Counsel - Legal, 2002 to present; SG Cowen
                                                                 Securities Corporation: Director and
                                                                 Senior Counsel, 1998-2002; Cowen & Co:
                                                                 General Counsel of Cowen Asset Management,
                                                                 1992-1998.


         Prior to the initial public offering of the Fund's common shares, all of the outstanding shares of the Fund were owned by Advent Capital Management, LLC.


                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL REGISTERED
                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                      DOLLAR RANGE OF EQUITY SECURITIES         TRUSTEES IN THE FAMILY
        NAME OF BOARD MEMBER                    IN THE FUND(1)                       COMPANIES(1)
-------------------------------       ---------------------------------    ---------------------------------

Michael A. Smart                                   $0                                 $0
Ronald E. Toupin, Jr.                              $0                                 $0
Gerald L. Seizert                                  Over $100,000                      Over $100,000
Ronald Nyberg                                      $0                                 $0
Derek Medina                                       $0                                 $0
Tracy V. Maitland                                  Over $100,000                      Over $100,000
Nicholas Dalmaso                                   $0                                 $0

(1) As of December 31, 2003.


         Each Independent Trustee receives an annual fee of $5,000, plus $1,000 for each meeting of the Board of Trustees attended by such Independent Trustee. Each trustee is entitled to reimbursement for all travel and out-of-pocket expenses of such trustee incurred in connection with attending each meeting of the Board of Trustees and any committee thereof, and the fees and expenses of the Independent Trustees of the Fund are paid by the Fund. Messrs. Smart, Toupin, Jr. and Seizert receive an additional $1,000 per annum from the Fund for their service on the Audit Committee. For the Fund's fiscal year ended October 31, 2003, the Independent Trustees received from the Fund the amounts set forth below.


                                                                           TOTAL COMPENSATION FROM THE FUND
                                                                            AND FUND COMPLEX PAID TO BOARD
       NAME OF BOARD MEMBER           AGGREGATE COMPENSATION FROM FUND                MEMBER(1)
----------------------------         ---------------------------------     ---------------------------------

Michael A. Smart                                    $7,500(2)                         $7,500(2)
Ronald E. Toupin, Jr.                               $7,500(2)                         $7,500(2)
Gerald L. Seizert                                   $7,500(2)                         $7,500(2)
Ronald Nyberg                                       $6,750                            $6,750
Derek Medina                                        $6,750                            $6,750


(1) States the total compensation earned by such person during the fiscal year ended October 31, 2003 from the Fund. As of October 31, 2003, there were no other funds in the Fund Complex.

(2)      Includes compensation for service on the Audit Committee.


         The Board of Trustees of the Fund currently has two committees: an Executive Committee and an Audit Committee.

         The Executive Committee consists of Tracy V. Maitland and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Fund. The Executive Committee, subject to the Fund's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full Board of Trustees in the intervals between meetings of the Board. For the fiscal year ended October 31, 2003, the Executive Committee held meetings on April 29, 2003 and July 21, 2003.

         The Audit Committee consists of Michael A. Smart, Ronald E. Toupin, Jr. and Gerald L. Seizert. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants. For the fiscal year ended October 31, 2003, the Audit Committee held meetings on June 19, 2003 and September 18, 2003. Prior to June 19, 2003, the Audit Committee had selected the independent auditors of the Fund by action by written consent dated March 27, 2003.

         No trustee who is not an interested person of the Fund owns beneficially or of record any security of the Advisor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor.

         The Fund has delegated the voting of proxies relating to its voting securities to the Advisor. The Advisor's Proxy Voting Policy and Procedures are incorporated by reference herein.

Codes of Ethics

         The Fund and the Advisor have adopted a consolidated code of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The consolidated code of ethics is available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor

         Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's advisor. Advent operates as a limited liability company and had over $3.4 billion in assets under management as of December 31, 2003. The Advisor is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible securities for institutional and individual investors, and members of the investment team at Advent have experience managing high yield securities. Each member of the investment team has over 15 years of experience in the convertible securities market. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Advent has not previously served as investment advisor to a registered investment company.

         For the year ended October 31, 2003, Advent was paid $1,840,743 under the investment management agreement between the Fund and Advent for advisory services rendered to the Fund. Advent waived $392,010 of its fee pursuant to a fee waiver between Advent and the Fund.

Servicing Agent

         Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as servicing agent to the Fund. Pursuant to a shareholder servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent an annual fee based on the average weekly value of the Fund's Managed Assets during such month.

         If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

         - the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .21% of the average weekly value of the Fund's Managed Assets; and

         - the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .085% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

         If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

         - the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to .20% of the average weekly value of the Fund's Managed Assets; and

         - the Servicing Agent has agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of .175% of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through April 30, 2008), and for a declining amount for an additional three years (through April 30, 2011).

         For the year ended October 31, 2003, the Servicing Agent was paid $715,844 under the Servicing Agreement for shareholder services rendered to the Fund. The Servicing Agent waived $289,747 of its fee pursuant to a fee waiver between the Servicing Agent and the Fund.

         Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is a member of the National Association of Securities Dealers and is registered as a broker-dealer. The Servicing Agent has limited experience servicing registered investment companies.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund and brokerage commission rates are made by the Advisor. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or a series of transactions between such broker and the Fund or the Advisor. Research and investment information may be provided by these and other brokers at no cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor's expenses, it is not possible to estimate its value and in the opinion of the Advisor it does not reduce the Advisor's expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is not a formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Advisor may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisor may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

         One or more of the other funds which the Advisor manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's Board of Trustees that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         For the fiscal year ended October 31, 2003, the Fund paid a total of $380,162 in brokerage commissions.

         ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General

         The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the Preferred Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of the Preferred Shares--Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in Preferred Shares, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

         The auction agent (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

         The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

         The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund has entered into such an agreement with a successor Auction Agent.

Broker-Dealers

         The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or
(b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

         The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                         DESCRIPTION OF COMMON SHARES

         A description of common shares is contained in the prospectus. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition of listing.

                        DESCRIPTION OF OUTSTANDING AMPS

         A description of the Outstanding AMPS is contained in the prospectus.

                                 OTHER SHARES

         The Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares, the Outstanding AMPS and the Preferred Shares.

                          REPURCHASE OF COMMON SHARES

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's preferred shares, including Preferred Shares, are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred share, including Preferred Shares, dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares, including Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

         The following is a discussion of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of Preferred Shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund has elected to be treated and intends to qualify each year to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         As a regulated investment company, the Fund will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to Federal income tax on long-term capital gain, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholder) on December 31.

         The IRS has taken the position that if a regulated investment company has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common shareholders and preferred shareholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, to common shareholders and preferred shareholders. The amount of net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction allocable among common shareholders and the preferred shareholders will depend upon the amount of such net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on shares of common stock and the Preferred Shares during a taxable year.

         Based in part on a lack of present intention on the part of the Fund to redeem the Preferred Shares at any time in the future, the Fund intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt, of the Fund. It is possible, however, that the IRS could take a contrary position, asserting, for example, that the Preferred Shares constitute debt of the Fund. If that position were upheld, distributions on the Preferred Shares would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund.

         In order to avoid a 4% Federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

         If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Fund's earnings and profits. In addition, the Fund may not immediately re-qualify as a regulated investment company afforded special tax treatment.

Fund Investments

         Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund. In order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash with which to make required distributions to its shareholders.

         Investments by the Fund in certain "passive foreign investment companies" could subject the Fund to Federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments that cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this provision, but an election generally accelerates the recognition of income without the receipt of cash. In addition, dividends from passive foreign investment companies do not qualify for the reduced rate applicable to qualified dividend income.

         The Fund may be subject to withholding and other foreign taxes with respect to its foreign securities. The Fund does not expect to satisfy the requirements to pass through to the shareholders their share of the foreign taxes paid by the Fund. Similarly, although the Fund may invest in tax exempt securities, the Fund does not expect to pass through tax exempt income to its shareholders.

Taxation of Shareholders

         Distributions by the Fund of investment company taxable income, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund). Such income if designated by the Fund, may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent the Fund's income consists of qualifying dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), for the reduced maximum capital gains rate applicable to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Due to the Fund's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporate shareholders under the Code and will generally not qualify for the reduced rate on qualified dividend income. Net long-term capital gain realized by the Fund which is properly designated as capital gain dividends and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

         The sale, redemption or other disposition of Preferred Shares generally will result in capital gain or loss to shareholders who hold their shares as capital assets. A redemption may result in ordinary income rather than capital gain if the redemption does not result in a meaningful reduction in the shareholder's proportionate interest in the Fund. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gain of corporations at the 35% rate. For non-corporate taxpayers, under the 2003 Tax Act, long-term capital gain will generally be taxed at a maximum rate of 15%, while short-term capital gain will be taxed at the maximum rate of 35% applicable to ordinary income. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

         No loss will be allowed on sale or other disposition of Preferred Shares if the shareholder purchases other Preferred Shares of the Fund or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to Preferred Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the sale or other disposition of Preferred Shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gain) with respect to such Preferred Shares.

         Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for at least 31 days during the taxable year and a significant number of days in the prior two years.

         Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the foreign investor is a nonresident alien individual, and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In the case of a foreign investor who is a nonresident alien individual, the Fund may be required to withhold Federal income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. Any gain that a foreign investor realizes upon the sale, exchange or other disposition of Preferred Shares will ordinarily be exempt from Federal income tax unless (i) the income from the Fund is "effectively connected" with a trade or business within the United States carried on by the foreign investor, or (ii) in the case of a foreign investor that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the Untied States for more than 182 days during the taxable year and meets certain other requirements.

         The Fund is required to withhold tax on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, generally their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of Preferred Shares are advised to consult their own tax advisors for more detailed information concerning the Federal income taxation of the Fund and the income tax consequences to its holders of Preferred Shares. Holders of Preferred Shares are also advised to consult their own tax advisors with regard to the tax consequences under the laws of state, local, foreign or other taxing jurisdictions.

                                    EXPERTS

         The Financial Statements of the Fund for the fiscal year ended October 31, 2003 incorporated by reference in this Statement of Additional Information have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036, provides accounting and auditing services to the Fund.

                            ADDITIONAL INFORMATION

         A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Commission.

                                  APPENDIX A

            ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                 AMENDED AND RESTATED STATEMENT OF PREFERENCES
                   OF PREFERRED SHARES ("PREFERRED SHARES")

To be filed by amendment.

                                  APPENDIX B

                            DESCRIPTION OF RATINGS

         STANDARD & POOR'S CORPORATION - A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.    Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

R The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         MOODY'S INVESTORS SERVICE, INC.- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.

Aa Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

         Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -     Leading market positions in well-established industries.
         -     High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         FITCH IBCA, INC.-A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                          PART C - OTHER INFORMATION

Item 24:  Financial Statements And Exhibits

1. Financial statements.

         The audited financial statements of the Fund for the fiscal year ended October 31, 2003, which includes (i) Portfolio of Investments as of October 31, 2003; (ii) Statement of Assets and Liabilities as of October 31, 2003; (iii) Statement of Operations for the period April 30, 2003 (commencement of operations) through October 31, 2003; (iv) Statement of Changes in Net Assets Applicable to Common Shareholders for the period April 30, 2003 (commencement of operations) through October 31, 2003; (v) Financial Highlights for the period April 30, 2003 (commencement of operations) through October 31, 2003; (vi) Notes to Financial Statements dated October 31, 2003; and (vii) Report of Independent Auditors, dated December 5, 2003, are hereby incorporated by reference to the Fund's annual report on Form N-CSR (File No. 811-21309), as filed with the Securities and Exchange Commission on January 9, 2004.

2. Exhibits:

         (a). Agreement and Declaration of Trust.(1)

         (b). By-Laws.(1)

         (c). Inapplicable.

         (d).(1). Amended and Restated Statement of Preferences of Auction Market Preferred Shares. Filed herein as Appendix A to the Statement of Additional Information.(2)

         (d)(2). Form of Specimen Stock Certificate of the Fund's Series and Series Auction Market Preferred Shares.(2)

         (e). Dividend Reinvestment Plan.(3)

         (f). Inapplicable.

         (g).(1). Investment Management Agreement.(3)

         (g)(2). Advisor Waiver Reliance Letter.(3)

         (h). Form of Purchase Agreement.(2)

         (i). Inapplicable.

         (j). Custodian Agreement.(3)

         (k).(1). Transfer Agency Agreement.(3)

         (k)(2). Servicing Agreement.(3)

         (k)(3). Servicing Agent Waiver Reliance Letter. (3)

         (k)(4). Administration Agreement.(3)

         (k)(5). Additional Compensation Agreement.(3)

         (k)(6). Accounting Agreement.(3)

         (k)(7). Form of Auction Agency Agreement.(4)

         (k)(8). Form of Broker-Dealer Agreement.(4)

         (k)(9). Form of DTC Letter of Representations.(4)

         (l). Opinion and Consent of Counsel to the Fund.(2)

         (m). Inapplicable.

         (n)(1). Consent of Independent Auditor.(5)

         (n)(2). Report of Independent Auditors on Senior Securities
                 Schedule.(5)

         (o). Inapplicable.

         (p). Initial Subscription Agreement.(3)

         (q). Inapplicable.

         (r). Consolidated Code of Ethics of the Fund and the Advisor. (3)

         (s). Powers of Attorney.(3)

         (t). Proxy Voting Policy and Procedures.(6)

________________

(1) Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2 (File Nos. 333-103329 and 811-21309) relating to the Fund's common shares, as filed with the Securities and Exchange Commission on April 3, 2003.

(2)  To be filed by amendment

(3) Incorporated by reference to Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2 (File Nos. 333-103329 and 811-21309) relating to the Fund's common shares, as filed with the Securities and Exchange Commission on April 28, 2003.

(4) Incorporated by reference to Pre-Effective Amendment No. 2 to the Fund's Registration Statement on Form N-2 (File Nos. 333-105785 and 811-21309) relating to the Fund's Series M7, T28, W7 and TH28 Auction Market Preferred Shares, as filed with the Securities and Exchange Commission on July 21, 2003.

(5)  Filed herewith.

(6) Incorporated by reference to the Fund's Annual Report on Form N-CSR (File No. 811-21309), as filed with the Securities and Exchange Commission on January 9, 2004.


Item 25.  Marketing Arrangements

         Reference will be made to the purchase agreement for the Fund's preferred shares of beneficial interest to be filed with an amendment to the Fund's Registration Statement.


Item 26.  Other Expenses And Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

               Registration fees..................................   $
               Rating fees........................................
               Printing...........................................
               Accounting fees and expenses.......................
               Legal fees and expenses............................
               Miscellaneous......................................
                                                                     ----------
               Total..............................................   $
                                                                     ==========


Item 27.  Persons Controlled By Or Under Common Control

         None.


Item 28.  Number Of Holders Of Securities

         As of December 31, 2003, the number of record holders of each class of securities of the Fund was:

                                                                 NUMBER OF
         TITLE OF CLASS                                          RECORD HOLDERS
         ------------------------------------------------------  --------------

         Common Shares of Beneficial Interest.................      27,290
         Series M7 Auction Market Preferred Shares............           1
         Series T28 Auction Market Preferred Shares...........           1
         Series W7 Auction Market Preferred Shares............           1
         Series TH28 Auction Market Preferred Shares..........           1
         Series  Auction Market Preferred Shares..............           0
         Series  Auction Market Preferred Shares..............           0


Item 29.  Indemnification

         Article V of the Fund's Agreement and Declaration of Trust provides as follows:

         5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or
(2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of shareholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

         (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


Item 30.  Business And Other Connections Of Investment Adviser

         Not Applicable.


Item 31.  Location Of Accounts And Records

         The Fund's accounts, books, and other documents are currently located at the offices of Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, at the offices of The Bank of New York, 101 Barclay Street, New York, NY 10286 and at the offices of Claymore Securities, Inc., 210 N. Hale Street, Wheaton, Illinois 60187.


Item 32.  Management Services

         Not applicable.


Item 33.  Undertakings

         (1) The Fund hereby undertakes to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not applicable.

         (3) Not applicable.

         (4) Not applicable.

         (5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Fund under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request the Fund's statement of additional information.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 20th day of January, 2004.

                                             ADVENT CLAYMORE CONVERTIBLE
                                             SECURITIES AND INCOME FUND


                                             By: /s/ Tracy V. Maitland
                                                ------------------------------
                                                Tracy V. Maitland
                                                Trustee, President and Chief
                                                Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 20th day of January, 2004.

       SIGNATURE                                       TITLE
--------------------------           -----------------------------------------


/s/ Tracy V. Maitland
-----------------------------        Trustee, President and Chief Executive
Tracy V. Maitland                    Officer


/s/ Paul Latronica                   Treasurer and Chief Financial Officer
-----------------------------
Paul Latronica


       *                             Trustee
-----------------------------
Derek Medina


       *                             Trustee
-----------------------------
Ronald A. Nyberg


       *                              Trustee
-----------------------------
Gerald L. Seizert


       *                              Trustee
-----------------------------
Michael A. Smart


      *                               Trustee
-----------------------------
Nicholas Dalmaso


      *                               Trustee
-----------------------------
Ronald E. Toupin, Jr.


* By: /s/ Rodd Baxter
     ___________________________      Attorney-in-fact
         Rodd Baxter

                               INDEX TO EXHIBITS

(n)(1). Consent of Independent Auditor.
(n)(2). Report of Independent Auditors on Senior Securities Schedule.